                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934


        Date of Report (Date of earliest event reported): April 16, 2002

                              BANK ONE CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                    001-15323                     31-0738296
(State or other jurisdiction    (Commission File Number)           (IRS Employer
       of incorporation)                                     Identification No.)

        1 Bank One Plaza, Chicago, IL                             60670
       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code: 312-732-4000


Item 5.  Other Events and Regulation FD Disclosure
------

         On April 16, 2002, the Registrant issued a news release announcing its 2002 first quarter earnings. A copy of the news release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)      Exhibits.

         Exhibit Number              Description of Exhibits
         --------------              -----------------------

         99(a) Registrant's April 16, 2002 News Release announcing its 2002 first quarter earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANK ONE CORPORATION
                                                 (Registrant)


Date:  April 16, 2002                       By:     /s/ Charles W. Scharf
       --------------                              -----------------------------
                                            Title:   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibits
--------------                      -----------------------

99(a) Registrant's April 16, 2002 News Release announcing its 2002 first quarter earnings.

                                      -3-